UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): February 14, 2006

                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                    0-20028                77-0214673
 (State or Other Jurisdiction   (Commission File Number)      IRS Employer
      of Incorporation)                                     Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         Other Events.

     On February 14, 2006, Hydro-Quebec filed an action against Valence Technology, Inc. in the United States District Court for the Western District of Texas (Hydro-Quebec v. Valence Technology, Civil Action No. A06CA111). In its complaint, Hydro-Quebec alleges that Saphion(R) Technology, the technology utilized in all of Valence's commercial products, infringes U.S. Patent No. 5,910,382 exclusively licensed to Hydro-Quebec. Hydro-Quebec's complaint seeks injunctive relief and monetary damages. The action is in the initial pleading stage and Valence has not yet filed a response. Valence believes the action by Hydro-Quebec is without merit and intends to vigorously defend the lawsuit as well as pursue all of its available legal remedies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.


Date:    February 17, 2006                  /s/ Thomas F. Mezger
                                           -------------------------------------
                                           Name:    Thomas F. Mezger
                                           Title:   Chief Financial Officer and
                                                    Assistant Secretary